EXHIBIT 10.3
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                   ARTICLES OF MERGER
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                            OF
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                TOP 10 PROMOTIONS,  INC.
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                            AND
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                ROANOKE TECHNOLOGY CORP.
         (formerly known as Suffield Technologies Corp.)
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To the State Corporation Commission
Commonwealth of Virginia
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    Pursuant to the provisions of the Virginia Stock Corporation
    Act governing the merger of a domestic corporation authorized by law to issue shares with and into a foreign corporation authorized by law to issue shares, the corporations hereinafter named do hereby submit the following articles of merger.
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1.     The names of merging corporation are Top 10 Promotions,
    Inc., which is a corporation authorized by law to issue
    shares, organized under the laws of the Commonwealth of Virginia and Roanoke Technology Corp. , which is a corporation authorized by law to issue shares, organized
    under the laws of the State of Florida.
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2.     Annexed hereto and made a part hereof is the Plan of Merger for merging Top 10 Promotions, Inc. with and into Roanoke Technology Corp. as approved by resolution of the Board of Directors of each of said corporations.
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3.     The Plan of Merger was adopted by the unanimous written
    consent of the shareholders of Top 10 Promotions, Inc.
    pursuant to the provisions of Section 13.1-657 of the Virginia Stock Corporation Act.
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    The total number of votes cast for the Plan of Merger by
    said voting group is 100 and the total number of shares
    cast against the Plan of Merger is -0-.
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    The number of votes cast for the Plan of Merger by said
    voting group was sufficient for approval by the said voting group.
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4.     The laws of the jurisdiction of organization of Roanoke
    Technology Corp. permit the merger of a corporation
    authorized by law to issue shares of another jurisdiction
    with and into a corporation authorized by law to issue
    shares of the jurisdiction of organization of Roanoke Technology Corp.; and the merger of Top 10 Promotions, Inc. with and into Roanoke Technology Corp. is in compliance with the laws of the jurisdiction of organization of
    Roanoke Technology Corp.
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5.     Roanoke Technology Corp. does hereby appoint the Clerk of
    the State Corporation Commission of the Commonwealth of Virginia as its agent for service of process in a proceeding to enforce any obligation or the rights of dissenting shareholders of Top 10 Promotions, and does hereby agree that it will promptly pay to the dissenting shareholders of Top 10 Promotions, Inc. the amount, if any, to which they are entitled under the provisions of
    Article 15 of the Virginia Stock Corporation Act.
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                  Roanoke Technology Corp.
        (formerly known as Suffield Technologies Corp.)
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                  By: /s/ James Lee
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                          JAMES LEE
                          PRESIDENT
Executed on June 12, 1998
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                  Top 10 Promotions, Inc.
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                  By: /s/ David L. Smith, Jr.
                  -----------------------------------
                          DAVID L. SMITH, JR.
                          PRESIDENT
Executed on June 12, 1998
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    PLAN OF MERGER approved on May 28, 1998 by Top 10 Promotions,
    Inc. a corporation authorized by law to issue shares organized under the laws of the Commonwealth of Virginia , and by resolution adopted by its Board of Directors on said date, and approved on May 28, 1998 by Roanoke Technology Corp. (formerly known as Suffield Technologies Corp.), a corporation authorized by law to issue shares organized under the laws of the State of Florida and by resolution adopted by its Board of Directors of said date.
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1.     Top 10 Promotions, Inc. and Roanoke Technology Corp. shall, pursuant to the provisions of the Virginia Stock Corporation Act and the provisions of the Florida Business Corporation Act be merged with and into a single corporation, to wit, Roanoke Technology Corp., which shall be the surviving corporation at the effective time and date of the merger and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the Florida Business Corporation Act. The separate existence of Top 10
    Promotions, Inc. which is sometimes hereinafter referred to as the "terminating corporation", shall cease at the
    effective  time and date of the merger in accordance with
    the provisions  of the Virginia Stock Corporation Act.
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2.     The Certificate of  Incorporation of the surviving
    corporation at the effective time and date of the merger in the jurisdiction of its organization shall be the Certificate of Incorporation of said surviving corporation, and said Certificate of Incorporation shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the Florida Business Corporation Act.
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3.     The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Florida Business Corporation Act.
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4.     The directors and officers in office of the surviving
    corporation at the effective time and date of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.
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5.     Each issued share of the terminating corporation
    immediately prior to the effective time and date of the merger shall, at the effective time and date of the merger, be converted into shares of the surviving corporation. The issued shares of the surviving corporation shall not be converted or exchanged in any manner, but each said share which is issued when the merger becomes effective shall continue to represent one issued share of the surviving corporation.
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6.     In the event that the merger of the terminating corporation with and into the surviving corporation shall have been fully authorized in accordance with the provisions of the Virginia Stock Corporation Act and in accordance with the provisions of the Florida Business Corporation Act, the terminating corporation and the surviving corporation hereby stipulate that they will cause to be executed and filed and/or recorded any documents or documents prescribed by the laws of the Commonwealth of Virginia and the State of Florida, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.
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7.     The Board of Directors and the proper officers of the
    terminating corporation and of the surviving corporation, respectively, are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.
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